Third Quarter 2022 Earnings Presentation OCTOBER 20, 2022

1 Forward-Looking Statements Important note regarding forward-looking statements: Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “will,” “intend,” "target,“ “outlook,” “project,” “guidance,” or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent Form 10-Qs and other SEC filings, and such factors are incorporated herein by reference. Trademarks: All trademarks, service marks, and trade names referenced in this material are official trademarks and the property of their respective owners. Presentation: Within the charts and tables presented, certain segments, columns and rows may not sum to totals shown due to rounding. Non-GAAP Measures: This presentation includes certain non-GAAP financial measures. These non-GAAP measures are provided in addition to, and not as substitutes for, measures of our financial performance determined in accordance with GAAP. Our calculation of these non-GAAP measures may not be comparable to similarly titled measures of other companies due to potential differences between companies in the method of calculation. As a result, the use of these non-GAAP measures has limitations and should not be considered superior to, in isolation from, or as a substitute for, related GAAP measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found at the end of this presentation.

2 Growing Balance Sheet & Expanding Margins ▪ $720 million (+4%) of total commercial loan growth1 ▪ $602 million (+6%) of total consumer loan growth1 ▪ $622 million (+2%) of total deposit growth1 ▪ Net interest margin expanded by 42 bps1 Enhanced Profitability & Strong Capital Position ▪ Total net interest income up 22%1 ▪ Pre-tax income of $122 million (+11%)1 and PTPP income2 of $139 million (+27%)1 ▪ ROATCE3 of 14.3% ▪ CET1 ratio of 9.4% Stable Credit Trends ▪ NCOs / Average Loans (annualized) of 0.03% in 3Q ▪ Delinquencies / Loans flat at 0.07%1 ▪ $17 million build in provision for credit losses on loans (growth- driven) ▪ ACLL / Loans flat at 1.20%1 ▪ YTD total noninterest expense up 4% vs. prior year ▪ Personnel and technology expenses increased while occupancy expense decreased, as we continue to invest in people and reduce brick & mortar expense 3Q 2022 results reflect strong loan and deposit growth, expanding margins and stable credit Associated Banc-Corp Reports Third Quarter 2022 Net Income Available to Common Equity of $93 Million, or $0.62 per Common Share Third Quarter 2022 Update Disciplined Expense Management 1 All figures shown on an end of period basis with comparisons to the second quarter of 2022 unless otherwise noted. 2 This is a non-GAAP financial measure. Please refer to slide 6 and the appendix for a reconciliation of pre-tax pre-provision income to income before income taxes. Given the adoption of CECL and the volatility of provision during the pandemic, we believe pre-tax pre-provision income provides meaningful disclosure to investors regarding the Company’s operations. 3 This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures.

3 EoP Loan Change (6/30/2022 to 9/30/2022) Total average loans grew by 7% vs. the prior quarter, while total period end loans grew by 5% 3Q 2022 Loan Trends $(63) $(8) $5 $6 $7 $16 $60 $118 $119 $209 $269 $274 $312 Mortgage Warehouse Home Equity and Other Cons. CRE Investor Power & Utilities General Commercial REIT ($ in millions) PPP Credit Cards CRE Construction Auto Finance Commercial & Business Lending Commercial Real Estate Consumer Lending PPP ABL + Equipment All Other Specialized Residential Mortgage $0.9 $1.0 $1.2 $1.6 $1.9 $7.8 $7.8 $7.7 $7.9 $8.2 $6.2 $6.1 $6.2 $6.4 $6.8 $8.7 $8.8 $9.0 $9.6 $10.2 $0.3 $0.1 $0.0 $0.0 $0.0 $23.9 $23.8 $24.1 $25.4 $27.1 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 ($ in billions) Commercial & Business Lending Commercial Real Estate Residential Mortgage Auto Finance, Home Equity & Other Consumer PPP Average Quarterly Loans

# Growing and Expanding our Lending Capabilities

Our strategic lending initiatives remain on track, providing additional pathways to drive balanced growth

| | Progress Update | Balance Trends ($ in millions) |
|---|---|---|

### Core Commercial[1]

- We've strategically increased our total commercial and business relationship manager ranks by 33% from March 2021 to September 2022, which is driving core loan growth



$15,550
$17,201
$17,000+
$18,000+
12/31/21
9/30/22
12/31/22 Target
12/31/23 Target

### New Asset-Based Lending + Equipment Finance[2]

- We've built out both our asset-based and equipment finance lending teams over the past year and have steadily grown our portfolio through 2022



$67
$270
$300+
$650
12/31/21
9/30/22
12/31/22 Target
12/31/23 Target

### Auto Finance

- Our experienced auto finance team is executing a prime / super-prime growth strategy from a near-zero baseline; adding fixed-rate and less prepayment-sensitive assets to the balance sheet



$143
$1,117
$1,400
$2,450
12/31/21
9/30/22
12/31/22 Target
12/31/23 Target

[1] Includes $111 million of legacy baseline asset-based lending + equipment finance balances and excludes the balances captured in footnote 2.
[2] Reflected as balance growth above the 3Q 2021 legacy baseline of $111 million; the baseline balances are reflected in Core Commercial above.

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5 EoP Quarterly Deposits $0.9 $0.8 $0.8 $0.9 $0.9 $1.4 $1.3 $1.3 $1.2 $1.2 $6.9 $6.9 $7.0 $7.2 $7.3 $4.3 $4.4 $4.7 $4.7 $4.7 $6.1 $6.5 $6.4 $6.4 $6.8 $8.2 $8.5 $8.3 $8.1 $8.2 $27.9 $28.5 $28.4 $28.6 $29.2 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 3Q 2022 Deposit Trends Deposits grew at a 9% annualized rate vs. the prior quarter, a result of our strategic actions over time ($ in billions) Time DepositsSavings Network Transaction Deposits Interest-Bearing Demand Noninterest-Bearing Demand Money Market 9% annualized growth 1 ASB Deposit Thesis We’ve cultivated low-cost, granular core deposits over time, leading to a high degree of stability in our deposit base and limited post-COVID “surge” outflows to date Our commercial strategic initiatives (+33% RMs) have emphasized attracting and deepening of holistic relationships (not just loans), allowing us to grow commercial deposit balances in 2022 Several consumer-focused strategies are designed to bolster deposit gathering efforts into 2023, including our new digital and mass affluent strategies 2 3

6 Pre-Tax Pre-Provision Income1 Trends Strong revenue growth and disciplined expense management are driving positive operating leverage ($ in millions) 1 This is a non-GAAP financial measure. Please refer to the appendix for a reconciliation of pre-tax pre-provision income to income before income taxes. Given the adoption of CECL and the volatility of provision during the pandemic, we believe pre-tax pre-provision income provides meaningful disclosure to investors regarding the Company’s operations. 3Q21 Pre- Tax Income 3Q21 Provision 3Q21 PTPP Income 4Q21 Pre- Tax Income 4Q21 Provision 4Q21 PTPP Income 1Q22 Pre- Tax Income 1Q22 Provision 1Q22 PTPP Income 2Q22 Pre- Tax Income 2Q22 Provision 2Q22 PTPP Income 3Q22 Pre- Tax Income 3Q22 Provision 3Q22 PTPP Income $(0)

7 Average Yields (%) Poised for Further Margin Expansion 2.91 2.88 3.36 4.62 2.44 2.44 2.97 4.28 2.84 2.89 2.97 3.12 1.76 1.96 2.29 2.42 0.27 0.26 0.36 0.81 0.07 0.07 0.16 0.50 4Q 2021 1Q 2022 2Q 2022 3Q 2022 ASB’s structurally asset sensitive balance sheet continues to benefit from the rising rate environment Total Residential Mortgage Loans Commercial and Business Lending Loans (ex. PPP) Commercial Real Estate Loans Total Interest-Bearing Liabilities Total Interest-Bearing Deposits Investments and Other Average Yield Trends (%) 0.27 0.81 4Q 2021 3Q 2022 2.59 3.72 4Q 2021 3Q 2022 Total Earning Assets Total Interest- Bearing Liabilities +113 bps +54 bps

8 $184 $187 $188 $216 $264 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Net Interest Income & Net Interest Margin Trends ($ in millions) NII and NIM continued to grow in 3Q, driven by rising loan yields and controlled deposit costs Quarterly Net Interest Income Quarterly Net Interest Margin 3.13% 2.71% 2.42%2.40%2.38%

9 Well-Positioned for Rising Rates Managing Downside Risk Interest Rate Risk Management While ASB remains well-positioned to benefit from higher rates, we are proactively managing the downside risk Estimated NII Sensitivity Profile Δ in interest rates 2Q 2022 3Q 2022 +200 bps ramp over 12 months 10.8% 9.2% +100 bps ramp over 12 months 5.4% 4.6% -100 bps ramp over 12 months (5.0%) (4.3%) 1 Based on latest available data as of 2Q 2022. 2 Beta calculated as change in quarterly average yield from 4Q 2021 to 3Q 2022 vs. change in average Fed Effective Rate. Fed data derived from St. Louis FRED database. Already executed $850 million of received fixed swaps in 3Q 2022 1 92% of commercial loans outstanding were floating rate, adjustable rate, re-pricing within one year or maturing within one year as of 6/30/20221 We’ve decreased our reliance on higher-beta network and wholesale funding since the last rate cycle (15% of total funding in 3Q 2022 vs. 30% in 3Q 2016) This higher-beta funding has been replaced by lower-cost, core customer deposits, helping us drive total interest-bearing deposit betas of ~20% YTD2 2 3

10 Noninterest Income Trends ($ in millions) ($ in millions) Noninterest income remains pressured by mortgage banking and service charge headwinds 1 This is a non-GAAP financial measure. Please refer to the appendix for a reconciliation of fee-based revenue to noninterest income. 2 Other noninterest income primarily comprised of bank and corporate owned life insurance and asset gains, net. Service Charges & Deposit Account FeesNoninterest Income Trends Card-Based Fees & Other Fee-Based Revenue ($ in millions) $11 $11 $10 $11 $11 $4 $4 $4 $4 $4 $15 $15 $14 $16 $16 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Other Fee-Based RevenueCard-Based Fees $17 $17 $17 $17 $15 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 $54 $55 $53 $54 $51 $11 $8 $8 $6 $2 $7 $10 $9 $8 $8 $10 $9 $4 $8 $4 $6 $82 $82 $74 $75 $71 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Fee-Based Revenue1 Capital Markets, net Mortgage Banking, net Other2 Investment Securities Gains (Losses), net

11 $108 $108 $105 $113 $118 $20 $21 $21 $21 $23 $50 $51 $47 $48 $49 $1 $3 $6 $178 $182 $173 $181 $196 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Annualized Noninterest Exp. / Avg. Assets (%) Fully Tax-Equivalent Efficiency Ratio2 (%)Noninterest Expense Trends Noninterest Expense Trends 1 Other expenses are primarily comprised of occupancy, business development & advertising, equipment, legal & professional, and FDIC assessment costs. 2 This is a non-GAAP financial measure. Please refer to the appendix for a reconciliation of the fully tax-equivalent efficiency ratio to the Federal Reserve efficiency ratio. ($ in millions) We continue to invest in people and technology while keeping expense growth below total revenue growth 2.06 2.04 3Q 2021 YTD 3Q 2022 YTD Fully Tax-Equivalent Efficiency Ratio Federal Reserve Efficiency Ratio 65.4 67.4 65.7 61.5 60.3 63.6 65.5 63.8 59.8 58.8 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Personnel Expense Other1 Technology Expense Charitable Contributions

12 Year-End 2022 Capital Targets (%) $17.58 $17.87 $17.29 $17.37 $17.32 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Tangible Book Value / Share 7.06 3Q 2022 TCE Ratio YE2022 Target Range 3Q 2022 Regulatory Capital Ratios (%) 9.4 10.0 11.4 Common Equity Tier 1 Capital Tier 1 Capital Total Capital 1 Tangible common equity / tangible assets. This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures. We are managing capital levels toward our target ranges, while holding TBVPS steady Capital Profile 9.41 3Q 2022 CET1 Ratio YE2022 Target Range 7.25 9.75 7.00 9.25 1

13 ACLL / Total Loans (%)3Q 2022 ACLL1 Update ▪ ACLL ($) increased $15 million from the prior quarter, largely driven by loan growth and stable credit factors ▪ Negligible net charge offs YTD ▪ CECL forward looking assumptions based on Moody’s August 2022 Baseline forecast 1 Includes funded and unfunded reserve for loans, excludes reserve for HTM securities. ($ in thousands) Our ACLL held firm at 1.20%, with an allowance build largely driven by loan growth Allowance for Credit Losses on Loans (ACLL) Update 1.41 1.32 1.30 1.20 1.20 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Loan Category ACLL ACLL / Loans ACLL ACLL / Loans ACLL ACLL / Loans C&BL (excl. PPP Loans) 120,845$ 1.37% 122,589$ 1.20% 135,200$ 1.28% PPP Loans 125 0.07% 6 0.06% 1 0.10% CRE - Investor 82,182 1.91% 65,040 1.36% 61,404 1.21% CRE - Construction 56,441 3.08% 52,627 2.96% 52,557 2.86% Residential Mortgage 41,620 0.55% 38,851 0.49% 38,907 0.47% Other Consumer 31,059 3.41% 38,433 2.21% 44,610 2.20% Total 332,273$ 1.41% 317,547$ 1.20% 332,680$ 1.20% Total (excl. PPP Loans) 332,147$ 1.42% 317,541$ 1.20% 332,679$ 1.20% 9/30/20229/30/2021 6/30/2022

14 Net Charge Offs (Recoveries) and ProvisionDelinquent Loans / EoP Total Loans (%) Nonaccrual LoansTotal Nonperforming Assets Credit Quality Trends $65 $63 $61 $60 $63 $62 $61 $81 $47 $38 $9 $6 $0 $1 $16 $135 $130 $143 $108 $116 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 0.13% 0.06% 0.05% 0.07% 0.07% 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 YTD net charge offs remain negligible in 2022, reflecting stability of portfolio ($ in millions) ($ in millions) Accruing Loans 30-89 Days Past Due CREConsumer $135 $130 $143 $108 $116 $34 $30 $18 $18 $16 $169 $160 $161 $126 $133 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 ($ in millions) $8 $6 $(2) $0 $2 $(24) $(6) $(4) $(0) $17 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Total Net Charge Offs (Recoveries) Provision for Credit Losses Commercial & Business LendingNonaccrual Loans OREO

# 2022 Full-Year Outlook Updates

| | Previous Guidance (9/13/2022) | Updated Guidance |
|---|---|---|
| Balance Sheet Management[1] | ▪ Total commercial[2] loan growth of ~$1.7B<br>▪ Target investments/total assets ratio of ~18%<br>▪ We expect to maintain wholesale funding of ~15% of total funding | ▪ No updates |
| Net Interest Income & Noninterest Income | ▪ Net interest income (GAAP) of $910M+<br>– Assumes a 75bp Fed Funds increase in September and a 25bp increase at each remaining FOMC meeting this year; interest-bearing deposit betas of 30% to 40% for this rate cycle; and benefits of additional loan growth<br>▪ Total net interest income & noninterest income of $1.200B+ | ▪ Net interest income (GAAP) of $935M+<br>– Assumes a 75bp Fed Funds increase in November and a 50bp increase in December; interest-bearing deposit betas of 30% to 40% for this rate cycle; and benefits of additional loan growth<br>▪ Total net interest income & noninterest income of $1.225B+ |
| Expense Management | ▪ Noninterest expense of ~$735M to $745M<br>▪ Effective tax rate of ~21% | ▪ Noninterest expense of $740M to $750M<br>▪ No change to effective tax rate |
| Capital Targets | ▪ Target TCE ratio range of 7.25% to 7.50%<br>▪ Target CET1 ratio range of 9.25% to 9.75% | ▪ Target TCE ratio range of 7.00% to 7.25%<br>▪ No change to target CET1 ratio range |

[1] Growth to end of period as compared to 12/31/2021.
[2] Includes asset-based lending & equipment finance.

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Appendix

18 Additional Third Quarter 2022 Loan Trends ($ in billions) Commercial & Business Lending Commercial Real Estate Residential Mortgage Auto Finance, Home Equity & Other Consumer PPP ($ in millions) Commercial & Business Lending Commercial Real Estate Consumer Lending PPP $(115) $(9) $7 $12 $13 $73 $83 $83 $156 $281 $321 $363 $388 Mortgage Warehouse Home Equity and Other Cons. CRE Investor Power & Utilities General Commercial REIT PPP Credit Cards CRE Construction Auto Finance ABL + Equipment All Other Specialized Residential Mortgage Average Loan Change (2Q 2022 to 3Q 2022)EoP Quarterly Loan Trends $0.9 $1.0 $1.4 $1.7 $2.0 $7.6 $7.6 $7.6 $8.0 $8.3 $6.1 $6.2 $6.2 $6.6 $6.9 $8.8 $9.4 $9.3 $10.2 $10.6 $0.2 $0.1 $0.0 $0.0 $0.0 $23.6 $24.2 $24.5 $26.5 $27.8 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022

19 Total Loans Outstanding Balances as of September 30, 2022 Well-diversified $28 billion loan portfolio ($ in millions) 1 All values as of period end. 2 North American Industry Classification System. 9/30/2022 1 % of Total Loans 9/30/2022 1 % of Total Loans C&BL (by NAICS 2 ) CRE (by property type) Manufacturing & Wholesale Trade 2,119$ 7.6% Multi-Family 2,296$ 8.3% Utilities 2,108 7.6% Industrial 1,557 5.6% Real Estate (includes REITs) 1,821 6.5% Office/Mixed 1,319 4.7% Mortgage Warehouse 837 3.0% Retail 707 2.5% Finance & Insurance 552 2.0% Single Family Construction 475 1.7% Construction 452 1.6% Hotel/Motel 234 0.8% Retail Trade 444 1.6% Land 72 0.3% Health Care and Social Assistance 422 1.5% Mobile Home Parks 53 0.2% Rental and Leasing Services 310 1.1% Parking Lots and Garages 13 0.0% Transportation and Warehousing 289 1.0% Other 174 0.6% Professional, Scientific, and Tech. Serv. 252 0.9% Total CRE 6,899$ 24.8% Waste Management 157 0.6% Information 95 0.3% Consumer Accommodation and Food Services 90 0.3% Residential Mortgage 8,315$ 29.9% Arts, Entertainment, and Recreation 85 0.3% Auto Finance 1,117 4.0% Financial Investments & Related Activities 82 0.3% Home Equity 613 2.2% Management of Companies & Enterprises 77 0.3% Credit Cards 124 0.4% Mining 37 0.1% Student Loans 85 0.3% Educational Services 30 0.1% Other Consumer 93 0.3% Public Administration 28 0.1% Total Consumer 10,346$ 37.2% Agriculture, Forestry, Fishing and Hunting 1 0.0% Other 283 1.0% Total C&BL 10,572$ 38.0% Total Loans 27,817$ 100.0%

20 Wisconsin 28% Illinois 23% Minnesota 10% Other Midwest 14% Texas 4% Other 22% Manufacturing & Wholesale Trade 20% Real Estate 17% Power & Utilities 20% Mortgage Warehouse 8% 1 Excludes Other Consumer portfolio. 2 Other Midwest includes Missouri, Indiana, Ohio, Michigan and Iowa. Wind 38% Natural Gas 34% Solar 19% Transmission, Control and Distribution 3% Geothermal 3% Other 3% Wisconsin 24% Illinois 14% Minnesota 7% Texas 5% Other Midwest 11% Other 38% Wisconsin 23% Illinois 14% Minnesota 10% Other Midwest2 23% Texas 7% Other 22% 2 2 Loan Stratification Outstanding Balances as of September 30, 2022 C&BL by Geography $10.6 billion Power & Utilities Lending $2.1 billion C&BL by Industry $10.6 billion Total Loans1 CRE by Geography $6.9 billion Multi-Family 33% Retail 10% Office / Mixed Use 19% Industrial 23% 1-4 Family Construction 7% Hotel / Motel 3% Other 5% CRE by Property Type $6.9 billion

# Reconciliation and Definitions of Non-GAAP Items

($ in millions)

| Pre-tax Pre-Provision Income Reconciliation[1] | 3Q 2021 | 4Q 2021 | 1Q 2022 | 2Q 2022 | 3Q 2022 |
|---|---|---|---|---|---|
| Income (loss) before income taxes | $112 | $92 | $93 | $110 | $122 |
| Provision for credit losses | (24) | (6) | (4) | - | $17 |
| Pre-tax pre-provision income | $88 | $86 | $89 | $110 | $139 |

| Average Tangible Common Equity Reconciliation[2] | 3Q 2022 |
|---|---|
| Common equity | $3,791 |
| Goodwill and other intangible assets, net | (1,158) |
| Tangible common equity | $2,634 |

| Selected Trend Information[3] | 3Q 2021 | 4Q 2021 | 1Q 2022 | 2Q 2022 | 3Q 2022 |
|---|---|---|---|---|---|
| Wealth management fees | $22 | $23 | $22 | $21 | $20 |
| Service charges and deposit account fees | 17 | 17 | 17 | 17 | 15 |
| Card-based fees | 11 | 11 | 10 | 11 | 11 |
| Other fee-based revenue | 4 | 4 | 4 | 4 | 4 |
| Fee-based revenue | 54 | 55 | 53 | 54 | 51 |
| Other | 28 | 26 | 22 | 22 | 20 |
| Total noninterest income | $82 | $82 | $74 | $75 | $71 |

[1] Management believes this measure is meaningful because it reflects adjustments commonly made by management, investors, regulators, and analysts to evaluate the adequacy of earnings per common share, provide greater understanding of ongoing operations, and enhance comparability of results with prior periods.
[2] This financial measure has been included as it is considered to be a critical metric with which to analyze and evaluate financial condition and capital strength.
[3] These financial measures have been included as they provide meaningful supplemental information to assess trends in the Corporation's results of operations.

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22 Reconciliation and Definitions of Non-GAAP Items ($ in millions) 1 This is a non-GAAP financial measure. Management believes these measures are meaningful because they reflect adjustments commonly made by management, investors, regulators, and analysts to evaluate the adequacy of earnings per common share, provide greater understanding of ongoing operations, and enhance comparability of results with prior periods. 2 The ratio tangible common equity to tangible assets excludes goodwill and other intangible assets, net. This financial measure has been included as it is considered to be a critical metric with which to analyze and evaluate financial condition and capital strength. Tangible Common Equity and Tangible Assets Reconciliation2 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Common equity $3,802 $3,832 $3,755 $3,766 $3,760 Goodwill and other intangible assets, net (1,165) (1,163) (1,161) (1,159) (1,156) Tangible common equity $2,636 $2,669 $2,594 $2,608 $2,603 Total assets $34,440 $35,104 $34,956 $37,236 $38,050 Goodwill and other intangible assets, net (1,165) (1,163) (1,161) (1,159) (1,156) Tangible assets $33,274 $33,941 $33,795 $36,077 $36,893 Efficiency Ratio Reconciliation 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Federal Reserve efficiency ratio 65.43% 67.36% 65.71% 61.53% 60.32% Fully tax-equivalent adjustment (1.01)% (1.10)% (1.13)% (0.98)% (0.87)% Other intangible amortization (0.83)% (0.82)% (0.84)% (0.76)% (0.67)% Fully tax-equivalent efficiency ratio1 63.61% 65.46% 63.76% 59.80% 58.79% The efficiency ratio as defined by the Federal Reserve guidance is noninterest expense (which includes the provision for unfunded commitments) divided by the sum of net interest income plus noninterest income, excluding investment securities gains (losses), net. The fully tax-equivalent efficiency ratio is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains (losses), net.